Exhibit 10.3

INTELLECTUAL PROPERTY RIGHTS TRANSFER AGREEMENT

THIS INTELLECTUAL PROPERTY RIGHTS TRANSFER AGREEMENT (this “Agreement”) is made and entered into as of this January 7, 2011 (the “Effective Date”), by and between Nova Furniture (Dongguan) Co., Ltd, a company organized under the laws of the People’s Republic of China (the “PRC”) (“Company” or “Licensee”) and Yaming Wong (“Licensor”).

RECITALS

A.           Licensor owned the patents identified in Schedule A hereto (the “Patents”), which are used in connection with the business of the Company.

B.           Licensor agreed to transfer to Licensee the Patents (the “Initial Agreement”), whereby Licensor transferred the Patents to Licensee.

C.           Until the transfer of the Patents has been approved (the “Official Approval”) by the State Intellectual Property Office of the PRC (“SIPO”), the Licensee has user rights with respect to the Patents.

D.           Licensor and Licensee are entering into this Agreement to establish the terms of the License (as defined in Section 1(a) hereof).

E.           Licensor desires the ownership of any and all patents, trademarks, copyrights and trade secrets, know-how, plans, designs, any other intellectual property or proprietary rights recognized in any country or jurisdiction worldwide, including, without limitation, moral rights and similar rights (collectively, the “Intellectual Property”) arising out of the past or future businesses of the Company or any wholly owned subsidiary of the Company (each a “Company Entity,” collectively the “Company Entities”) to be owned exclusively by a Company Entity.

NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1.           Transfer of Patents

(a)           Transfer of Patents.  Licensor hereby transfers all of Licensor’s rights, title and interests in and to the Patents, together with any and all of the rights attached thereto, to the Licensee (“Transfer”) in exchange for good and valuable consideration, the receipt of which is acknowledged hereby. The Licensee and Licensor acknowledge that the Licensor has user rights to the Patents until the Transfer of ownership receives Official Approval, at which time the ownership shall be transferred to Licensor under the laws of the PRC.

(b)           Registration of the Transfer.  Licensor undertakes to register the Transfer with the SIPO within a reasonable timeframe acceptable to Licensee. Licensor further undertakes to execute any and all such further documents and take any and all such further actions as may be required to complete the aforesaid registration of the Transfer, with assistance as may be reasonably requested from the Licensee.

2.           Grant of License

(a)           License to Use Intellectual Property.  Licensor hereby grants to Licensee a license (the “License”), effective as of the date hereof, to the world-wide, exclusive, royalty-free, sub-licenseable, assignable, and irrevocable right to use, reproduce, distribute (through one or more tiers), create derivative works of, publicly perform, publicly display, digitally perform, make, and have, in any media now known or hereafter known, the Patents and all other Intellectual Property, and all improvements, modifications and enhancements made by Licensor or Company, and all derivative works thereof, which may not be cancelled by the Licensor.

(b)           Registration of the License. Licensor undertakes to file the License with the competent PRC government authorities for recordal pursuant to the applicable PRC regulations. Licensor further undertakes to execute any and all such further documents, and take any and all such further actions as may be required, to complete the aforesaid filing of the License, with assistance as may be reasonably requested from the Licensee.

3.           Warranties.  Licensor shall maintain the registration of the Patents and any other Intellectual Property required to be registered through timely renewal and payment of annual fees where applicable until such time as the ownership of the relevant Patents and Intellectual Property have been effectively transferred to the Company pursuant to PRC laws.

4.           Future Intellectual Property.  Licensor agrees that all Intellectual Property owned by it arising out of the past or future operations of a Company Entity not transferred pursuant to this Agreement shall be owned exclusively by a Company Entity and Licensor shall take all such steps necessary to transfer the ownership of any such Intellectual Property not transferred pursuant to Section 1(b) hereof. Until the transfer of all such Intellectual Property receives Official Approval, such Company Entity shall have a License to such Intellectual Property as set forth in Section 1(a) hereof.

5.           Limitation of Liability.

IN NO EVENT SHALL LICENSOR BE LIABLE WITH RESPECT TO ITS OBLIGATIONS HEREUNDER OR OTHERWISE FOR INCIDENTAL, SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING FOR LOST PROFITS, LOSS OF DATA, AND BUSINESS OPPORTUNITY) SUFFERED BY LICENSEE OR ANY THIRD PARTY.

6.           Term and Termination. The term (“Term”) of this Agreement shall commence upon the date hereof, and continue perpetually.

7.           General Provisions.

(a)           Notices.  All notices and demands hereunder shall be in writing and shall be served by personal service or by mail at the address of the parties set forth following their signatures (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail shall be by certified or registered mail, return receipt requested, or by nationally-recognized private express courier, and shall be deemed complete upon receipt.

(b)           Governing Law.  This Agreement shall be governed by and construed in accordance with the substantive laws of the PRC, without regard to principles of conflict of laws. Licensor and Licensee each agree that any dispute between the parties arising from or in connection with this Agreement shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with its Arbitration Rules then in force. The arbitration award shall be final and binding upon the parties. During the arbitration period, except for any matters under arbitration, the parties shall continue to perform this Agreement.

(c)           Force Majeure.  No party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of suppliers to perform, governmental regulations, power failure(s), earthquakes, or other disasters. Performance times shall be considered to be extended for a period of time equivalent to the time lost because of such delay.

(d)           Headings.  The titles and headings of the various sections and paragraphs in this Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.

(e)           All Amendments in Writing.  No supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

(f)           No Waiver.  A failure of any party hereto to exercise any right provided for herein shall not be deemed to be a waiver of any right hereunder.

(g)           Entire Agreement.  The parties have read this Agreement and agree to be bound by its terms, and further agree that it, together with all Schedules hereto (the terms of which are incorporated herein by this reference), constitutes the complete and entire agreement of the parties and supersedes all and merges all previous communications, oral or written, and all other communications between them relating to the subject matter hereof. No representations or statements of any kind made by any party hereto that are not expressly stated herein shall be binding on such party. In case the parties hereto execute such further documents pursuant to Sections 1 and 2 hereof and there is any conflict or inconsistency between such other documents and this Agreement, this Agreement shall prevail.

(h)           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

(i)           Severability.  In the event that any provision of this Agreement is held invalid by a court with jurisdiction over the parties, such provision shall be deemed to be restated to be enforceable, in a manner which reflects, as nearly as possible, the original intentions of the parties in accordance with applicable law. The remainder of this Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties, intending to be legally bound, have executed this Agreement by their duly authorized representatives as of the date set forth above.

NOVA FURNITURE (DONGGUAN) CO., LTD.

By:	/s/ Yaming Wong
Name:	Yaming Wong
Title:	Chairman
Address:	Nange Industrial Village, Nanya Dao Jiao, Dongguan, China

YAMING WONG

By:	/s/ Yaming Wong
Address:	c/o Nova Furniture (Dongguan) Co., Ltd. FLAT A, 65/F, TOWER 1, SORRENTO, TST, KOWLOON, HONG KONG

No.	Patent Name	Cert. No.	Patent No.	Owner	Expiration Date
1	Sofa_SF-807	1069972	200830220703	Yaming Wong	12/01/2011
2	Sofa_SF-808	1059758	200830220708.3	Yaming Wong	12/01/2011
3	Sofa_SF-811	1071147	200830220706.4	Yaming Wong	12/01/2011
4	Sofa_SF-817	1070261	200830220704.5	Yaming Wong	12/01/2011
5	Sofa_SF-818	1070430	200830222047.8	Yaming Wong	12/15/2011
6	Sofa_SF-819	1070282	200830222048.2	Yaming Wong	12/15/2011
7	Sofa_SF-820	1108717	200830223623	Yaming Wong	12/30/2011
8	Sofa_SF-956	1280929	200930251385.9	Yaming Wong	10/23/2011
9	Sofa_SF-961	1356841	200930251341.6	Yaming Wong	10/23/2011
10	Sofa_SF-929	1280861	200930251290.7	Yaming Wong	10/23/2011
11	Sofa_SF-831	1280854	200930251278.6	Yaming Wong	11/23/2011
12	Sofa_SF-833	1280885	200930251329.5	Yaming Wong	10/23/2011
13	Sofa_SF-836	1356838	200930251327.6	Yaming Wong	10/23/2011
14	Sofa_SF-838	1356839	200930251330.8	Yaming Wong	10/23/2011
15	Sofa_SF-839	1363061	200930251328	Yaming Wong	10/23/2011
16	Sofa_SF-913	1363062	200930251337.1	Yaming Wong	10/23/2011
17	Sofa_SF-935	1356840	200930251338.4	Yaming Wong	10/23/2011
18	Sofa_SF-936	1280900	200930251350.5	Yaming Wong	10/23/2011
19	Sofa_SF-938	1280886	200930251331.2	Yaming Wong	10/23/2011
20	Sofa_SF-939	1280855	200930251279	Yaming Wong	10/23/2011
21	Sofa_SF-960	1280892	200930251340.1	Yaming Wong	10/23/2011
22	Chair_114	1280899	200930251349.2	Yaming Wong	10/23/2011
23	Sofa_SF-15	1280867	200930251307.9	Yaming Wong	10/23/2011
24	Chair_ST-13	1287123	200930251311.5	Yaming Wong	10/23/2011
25	Table_0758	1280926	200930251382.5	Yaming Wong	10/23/2011
26	Table_0762	1280917	200930251370.2	Yaming Wong	10/23/2011
27	Table_0742	1280853	200930251277.1	Yaming Wong	10/23/2011
28	Table_0726	1280856	200930251284.1	Yaming Wong	10/23/2011
29	Table_0703A	1280871	200930251313.4	Yaming Wong	10/23/2011
30	Table_0761	1280935	200930251441.9	Yaming Wong	10/23/2011
31	Table_7-209	1280934	200930251440.4	Yaming Wong	10/23/2011
32	Table_0751	1280864	200930251303	Yaming Wong	10/23/2011
33	Table_0757	1280863	200930251302.6	Yaming Wong	10/23/2011
34	Table_0763	1280873	200930251315.3	Yaming Wong	10/23/2011
35	Table_0764	1356842	200930251343.5	Yaming Wong	10/23/2011
36	Table_0718A	1280879	200930251321.9	Yaming Wong	10/23/2011
37	BarTable_HB-28	1280845	200930251258.9	Yaming Wong	10/23/2011
38	Chair_1001	1280846	200930251259.3	Yaming Wong	10/23/2011
39	Chair_996	1280890	200930251335	Yaming Wong	10/23/2011
40	Chair_995	1280889	200930251334.6	Yaming Wong	10/23/2011
41	Chair_116B	1280888	200930251333.1	Yaming Wong	10/23/2011
42	Chair_994	1280868	200930251308.3	Yaming Wong	10/23/2011
43	Chair_980	1280852	200930251276.7	Yaming Wong	10/23/2011
44	Chair_123	1280908	200930251360.9	Yaming Wong	10/23/2011
45	Chair_828B	1280880	200930251322.3	Yaming Wong	10/23/2011
46	BarChair_053	1280869	200930251309.8	Yaming Wong	10/23/2011
47	BarChair_066	1280847	200930251260.6	Yaming Wong	10/23/2011
48	Chair_MC-8101	1280930	200930251386.3	Yaming Wong	10/23/2011
49	CoffeeTable_CT-536	1280866	200930251306.4	Yaming Wong	10/23/2011
50	CoffeeTable_CT-336	1280865	200930251305.X	Yaming Wong	10/23/2011
51	CoffeeTable_CT-752	1280914	200930251366.6	Yaming Wong	10/23/2011
52	CoffeeTable_7-204A	1280907	200930251359.6	Yaming Wong	10/23/2011
53	CoffeeTable_WU25-03	1280916	200930251368.5	Yaming Wong	10/23/2011
54	CoffeeTable_CT-648A	1280872	200930251314.9	Yaming Wong	10/23/2011

A-1

No.	Patent Name	Cert. No.	Patent No.	Owner	Expiration Date
55	CoffeeTable_CT-718	1280877	200930251319.1	Yaming Wong	10/23/2011
56	CoffeeTable_CT-764	1280894	200930251344.X	Yaming Wong	10/23/2011
57	CoffeeTable_7-204	1280884	200930251326.1	Yaming Wong	10/23/2011
58	CoffeeTable_CT-742	1280882	200930251324.2	Yaming Wong	10/23/2011
59	CoffeeTable_CT-753	1280891	200930251336.5	Yaming Wong	10/23/2011
60	Nightstand_WU25-05	1280915	200930251367	Yaming Wong	10/23/2011
61	Nightstand_CE-752	1280970	200930251310	Yaming Wong	10/23/2011
62	Shelf_WU23(1+2+3)	1280923	200930251379.3	Yaming Wong	10/23/2011
63	TVstand_WU25-02	1280902	200930251352.4	Yaming Wong	10/23/2011
64	TVstand_7-202	1280862	200930251291.1	Yaming Wong	10/23/2011
65	TVstand_WU25-02B	1280912	200930251364.7	Yaming Wong	10/23/2011
66	TVstand_K-753	1280928	200930251384.4	Yaming Wong	10/23/2011
67	TVstand_K-718	1280876	200930251318.7	Yaming Wong	10/23/2011
68	TVstand_K-399	1280896	200930251346.9	Yaming Wong	10/23/2011
69	TVstand_WU250-02R	1280910	200930251362.8	Yaming Wong	10/23/2011
70	TVstand_WU05-02L	1280909	200930251361.3	Yaming Wong	10/23/2011
71	TVstand_K-764	1280895	200930251345.4	Yaming Wong	10/23/2011
72	TVstand_TV-36C	1280898	200930251348.8	Yaming Wong	10/23/2011
73	Tvstand_WU25-02A	1280906	200930251358.1	Yaming Wong	10/23/2011
74	JewelryStorage_WU25-11A	1280905	200930251357.7	Yaming Wong	10/23/2011
75	Cupboard_W-719BF	1280897	200930251347.3	Yaming Wong	10/23/2011
76	Cupboard_WU25-11	1280931	200930251387.8	Yaming Wong	10/23/2011
77	JewelryStorage_W-738	1280911	200930251363.2	Yaming Wong	10/23/2011
78	JewelryStorage_WU25-07	1280903	200930251353.9	Yaming Wong	10/23/2011
79	JewelryStorage_W-753	1280927	200930251383.X	Yaming Wong	10/23/2011
80	Divider_M-8419	1280881	200930251323.8	Yaming Wong	10/23/2011
81	DividerShelf_WU23-5	1280924	200930251380.6	Yaming Wong	10/23/2011
82	DividerShelf_W25-01R	1280922	200930251378.9	Yaming Wong	10/23/2011
83	DividerShelf_W-174H	1280858	200930251287.5	Yaming Wong	10/23/2011
84	Dresser_W25-18	1280936	200930251442.3	Yaming Wong	10/23/2011
85	Nightstand_7-217	1280913	200930251365.1	Yaming Wong	10/23/2011
86	Dresser_WU25-19	1280920	200930251375.5	Yaming Wong	10/23/2011
87	Sideboard_W23-4	1280925	200930251381	Yaming Wong	10/23/2011
88	Sideboard_W-400	1280859	200930251288.X	Yaming Wong	10/23/2011
89	Sideboard_7-208	1280857	200930251286	Yaming Wong	10/23/2011
90	Sideboard_WU25-08	1280918	200930251371.7	Yaming Wong	10/23/2011
91	Sideboard_WU04-7H	1283887	200930251304.5	Yaming Wong	10/23/2011
92	Sideboard_W-752	1280844	200930251257.4	Yaming Wong	10/23/2011
93	Sideboard_W-718	1280878	200930251320.4	Yaming Wong	10/23/2011
94	Sideboard_W-764	1280893	200930251342	Yaming Wong	10/23/2011
95	Sideboard_W-742	1280883	200930251325.7	Yaming Wong	10/23/2011
96	LiquorCabinet_HB-399	1280860	200930251289.4	Yaming Wong	10/23/2011
97	LiquorCabinet_6-213	1280937	200930251443.8	Yaming Wong	10/23/2011
98	LiquorCabinet_W25-13R	1280921	200930251377.4	Yaming Wong	10/23/2011
99	LiquorCabinet_WU25-13A	1280904	200930251374	Yaming Wong	10/23/2011
100	LiquorCabinet_WU25-13	1280919	200930251356.2	Yaming Wong	10/23/2011
101	LiquorCabinet_HB-742A	1280851	200930251275.2	Yaming Wong	10/23/2011
102	LiquorCabinet_HB-753	1280887	200930251332.7	Yaming Wong	10/23/2011
103	ShoeShelf_6-206	1359912	200930251285.6	Yaming Wong	10/23/2011
104	ShoeShelf_W-742B	1280874	200930251316.8	Yaming Wong	10/23/2011
105	ShoeShelf_WU25-06	1280901	200930251351.X	Yaming Wong	10/23/2011
106	ShoeShelf_W-718A	1280875	200930251317.2	Yaming Wong	10/23/2011

A-2